SUNAMERICA SERIES TRUST
EQUITY OPPORTUNITIES PORTFOLIO
Supplement to the Prospectus Dated May 1, 2010
Effective November 1, 2010, in the Portfolio Summary of the Equity Opportunities Portfolio’s (the “Portfolio”), the “Principal Investment Strategies” section is deleted in its entirety and replaced with the following:
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio invests in common stocks of U.S. companies of any market capitalization range though the Portfolio will focus generally on large capitalization companies. Other types of equity securities in which the Portfolio may invest include convertible securities, preferred stocks, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.
The subadviser uses fundamental research and quantitative models to select securities for the Portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:
•	A fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The subadviser may also consider an industry’s outlook, market trends and general economic conditions.

•	Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.
The Portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Portfolio aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the subadviser uses the following sell criteria:
•	the stock price is approaching its target

•	the company’s competitive position deteriorates

•	poor execution by the company’s management, or

•	more attractive alternative investment ideas have been identified.
Effective November 1, 2010, the Portfolio changed its broad-based benchmark for performance comparisons from the Russell 3000® Index to the Russell 1000® Index. The broad-based benchmark changed because the Portfolio’s principal investment strategy focuses on equity securities of large capitalization companies, which are better represented by the Russell 1000® Index than the Russell 3000® Index, which includes a larger percentage of small capitalization companies than the Russell 1000® Index.
In the Portfolio Summary, the annual return table in the Portfolio’s “Performance Information” is deleted in its entirety and replaced with the following:
Average Annual Total Returns
(For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	32.03%	-0.12%	1.12%	N/A	N/A
Class 2 Shares	31.82%	-0.28%	N/A	0.92%	N/A
Class 3 Shares	31.86%	-0.37%	N/A	N/A	5.54%
Russell 1000® Index	28.43%	0.79%	-0.49%	1.52%	6.95%
Russell 3000® Index	28.34%	0.76%	-0.20%	1.73%	7.12%

Effective November 1, 2010, in the Portfolio Summary, the “Investment Adviser - Portfolio Managers” section is amended to delete references to Anthony Gennaro, Jr. as a portfolio manager of the Portfolio and a reference to Benjamin Ram is added to reflect his addition as a portfolio manager of the Portfolio. In the Management section of the prospectus under the heading “Information about the Subadvisers — OppenheimerFunds, Inc.” references to Anthony Gennaro, Jr. are deleted and the following disclosure is added to reflect the addition of Mr. Ram as a portfolio manager of the Portfolio:
Mr. Ram has been a Vice President of OppenheimerFunds since May 2009. Prior to joining OppenheimerFunds, Mr. Ram was a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at the Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc.
Date: November 1, 2010
Versions: Class 1 Versions A& B; Class 1 & 3 Version C1, Combined Version 1; and Combined Master